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                                                                   EXHIBIT 10.36

                              FOURTH AMENDMENT TO
                                CREDIT AGREEMENT

        This Fourth Amendment to Credit Agreement ("Fourth Amendment"), dated as of March 25, 1998, is executed by and between WELLS FARGO BANK, N.A., successor by merger to FIRST INTERSTATE BANK OF CALIFORNIA ("Bank") and DECKERS OUTDOOR CORPORATION ("Borrower"), with respect to that certain Credit Agreement dated as of July 27, 1995 (as heretofore amended, the "Credit Agreement") between Bank and Borrower.

                                   AGREEMENT

                Borrower and Bank hereby agree as follows:

        1. Section 1.1. Section 1.1 of the Credit Agreement is amended by deleting the definition of "Revolving Commitment" set forth therein in its entirety and substituting therefor the following:

                        "Revolving Commitment": The amount of (a) $45,000,000
                during the period commencing on the Closing Date and ending on March 15, 1998, (b) $30,000,000 during the period commencing on March 16, 1998 and ending on May 31, 1998 and (c) $25,000,000 on
                June 1, 1998 and thereafter, in each case as such amount may be reduced pursuant to Section 2.1(d)(ii).

        2. Representations and Warranties. Borrower hereby represents and warrants to Bank that all representations and warranties contained in the Loan Documents are true and correct as of the date of this Fourth Amendment.

        3. Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that:

                        (a) this Fourth Amendment shall have been executed and delivered by the Company and the Bank; and

                        (b) the Bank shall have received the Consent in the form of Exhibit A executed by all of the Domestic Subsidiaries.


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     4.   Confirmation. In all other respects, the Loan Documents are hereby confirmed.

     IN WITNESS WHEREOF, Bank and Borrower have executed this Amendment as of the date set forth in the preamble.


"Borrower"                         "Bank"

DECKERS OUTDOOR                    WELLS FARGO BANK, N.A
CORPORATION


By: /s/ SCOTT ASH                  By: /s/ ANNA K. MERCER
   ----------------------              -----------------------
   Name:  Scott Ash                    Name:  Anna K. Mercer
   Title: CFO                          Title: Vice President



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                                   EXHIBIT A


                       CONSENT OF GUARANTORS AND PLEDGORS

     Reference is hereby made to the Fourth Amendment to Credit Agreement ("Amendment") dated on or about March 27, 1998, by and between Deckers Outdoor Corporation ("Borrower") and Wells Fargo Bank, National Association ("Bank").

     Each of the undersigned hereby consents to the execution and delivery and reaffirms its liability under its Continuing Guaranty, Security Agreement and any and all security agreements, pledge agreements, deeds of trust, mortgages and other collateral documents, heretofore executed and delivered by the undersigned from time to time in favor of Bank.

     IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent to be executed as of March 25, 1998.


DECKERS MEXICO, INC.                   SENSI, U.S.A. INC.

By: /s/ DOUGLAS B. OTTO                By: /s/ DOUGLAS B. OTTO
   ----------------------                  -----------------------
Title:                                 Title:
      -------------------                    ---------------------


SIMPLE SHOES, INC.                     DECKERS OUTDOOR
                                         CORPORATION INTERNATIONAL

By: /s/ DOUGLAS B. OTTO                By: /s/ DOUGLAS B. OTTO
   ----------------------                  -----------------------
Title:                                 Title:
      -------------------                    ---------------------



HEIRLOOMS, INC.                        UGG HOLDINGS, INC.

By: /s/ DOUGLAS B. OTTO                By: /s/ DOUGLAS B. OTTO
   ----------------------                  -----------------------
Title:                                 Title:
      -------------------                    ---------------------



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ORIGINAL AMERICAN
 UGHS CO.

By: /s/ DOUGLAS B. OTTO
    ---------------------
Title:
        -----------------



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